                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  March 23, 1998

                          TSUNAMI CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)


Colorado                              33-8066-D          84-1031657
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(State or other jurisdiction          (Commission       (IRS Employer
of incorporation)                     File Number)      Identification No.)

5757 W.Century Boulevard, Suite 515, Los Angeles, California   90045
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code: (310) 337-9979
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Item 4.  Changes in Registrant's Certifying Accountant.
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  (a) The Board of Directors of Tsunami Capital Corporation (the
"Registrant") has approved to appoint the firm of Stonefield Josephson, Inc. as the independent auditors for the Registrant and its wholly owned subsidiary company, CL Thompson-Vision Expedition, Inc. (the "Subsidiary") and dismiss the firm of Evers & Company, Ltd. and KPMG Peat Marwick on March 17, 1998 for the fiscal period ended December 31, 1997. The firm of Evers & Company, Ltd. served as the Registrant's independent auditors for the fiscal ended October 31, 1996 and 1995 and KPMG Peat Marwick served as the Subsidairy's independent auditors for calendar year ended December 31, 1996 and 1995.

  (b) None of the reports of Evers & Company, Ltd. and KPMG Peat Marwick on the financial statements of the Registrant and its Subsidiary for either of the past two fiscal/calendar years respectively, contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the independent auditors' report of KPMG Peat Marwick dated September 30, 1997 in connection with the audit of the Subsidiary for the year ended December 31, 1996 which was modified as to the uncertainty relating to the Subsidiary as a result of recurring losses from operations and having a net capital deficiency that raise substantial doubt about its ability to continue as a going concern. During the Registrant's two most recent fiscal years and the Subsidiary's two most recent calendar year, there were no disagreements with either Evers & Company, Ltd. or KPMG Peat Marwick and on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Evers & Company, Ltd. and KPMG Peat Marwick, would have caused it to make reference to the subject matter of the disagreement in connection with its report. None of the reportable events listed in Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Registrant and its Subsidiary during the Registrant's and its Subsidiary's two most recent fiscal/calendar years and the subsequent interim period preceding the appointment of Stonefield Josephson, Inc.


                                  SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               Tsunami Capital Corporation
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                                                         Registrant



DATED:   March 23, 1998                        By:/s/ Dionisio Lee-Yang
                                                  ---------------------------
                                                  Dionisio Lee-Yang, President